Baird 2017 Global Industrial Conference November 7, 2017

2 SAFE HARBOR STATEMENT: “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Third Quarter Year to Date 2017 Results Amounts in millions except share data 3Q YTD 2017 3Q YTD 2016% + Prior Year Sales $836.7 $710.3 18% Operating Income (a) $86.1 $84.7 2% EPS (a) $1.50 $1.27 18% 3 (a) Before Restructuring Expenses

4 STRATEGIC FOCUS: To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Strategic Focus 5 Residential, Agricultural, Commercial Water Systems $6.0 B Global Market Potential(1) Complete Fueling Systems $1.2 B Global Market Potential(1) (1) Current Franklin management estimates Strong Brand Franchise #1 or #2 in Addressable Markets Growing Global Footprint Fragmented Customer Base Fragmented Supply Base Mission Critical Products and Systems Applications with High Cost of Downtime Contractors Value Technical Support Deep Understanding of Applications

6 Global Footprint Locations with 50+ employees New sites, last 5 years

Sales in Developing Regions $92 $149 $226 $218 $246 $286 $335 $356 $413 $459 $481 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ($ in milli o n s) 7 CONSTANT CURRENCY

8 Water Systems Fueling Systems Product Line Extensions

(a) Sales growth excluding the impact of acquisitions for the first twelve months of ownership and the impact of Foreign Exchange. Annual Organic Growth(a) Summary – 2012 to 3Q 2017 9 2017 Goal is 5% to 7% 2012 2013 2014 2015 2016 3Q YTD 2017 4.9% 6.8% 7.8% -7.2% 5.1% 3.2% 7.1% 5.9% 11.7% 2.1% 5.2% 8.0% 5.4% 6.6% 8.6% -5.2% 5.1% 4.3% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% Water Fueling Consolidated

NEW DISTRIBUTION SEGMENT 10 2018 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 FUEL IN G 2015 2017 2016 W A TE R Acquisitions 2004

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Why Headwater? Headwater is a direct result of a shared vision to safeguard the long-term success of groundwater distribution channels. Functioning as a holding company and investment vehicle, The Headwater Companies will support the continued growth and success of the entire groundwater industry. 12

2M Company, Inc. Drillers Service, Inc. 2MDSI/Headwater Wholesale Western Hydro 13

2M Company, Inc. Drillers Service, Inc. 2MDSI/Headwater Wholesale Western Hydro • Extend our position in groundwater • Move closer to contractor • Opportunities to move into adjacencies: – Filtration – Treatment – Irrigation – Commercial 14

Baird 2017 Global Industrial Conference November 7, 2017